UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 5, 2023

Boxed, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39817	85-3316188
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Broadway, Floor 30
New York, New York 10006
(Address of principal executive offices, including zip code)

(646) 586-5599
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	BOXDQ	N/A*

*	On April 3, 2023, our Common Stock began trading on the OTC Pink Marketplace maintained by the OTC Markets Group, Inc. under the symbol “BOXDQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed, on April 2, 2023, Boxed, Inc. (the “Company”) and its subsidiaries, Ashbrook Commerce Solutions LLC, Boxed, LLC, Boxed Max LLC and Jubilant LLC (together with the Company, the “Debtors”), filed voluntary petitions (Case Nos. 23-10397, 23-10398, 23-10399, 23-10400 and 23-10401) (the “Chapter 11 Cases”) for relief under Chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On April 5, 2023, the Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Spresso, LLC (the “Purchaser”), a Delaware limited liability company and lender to the Company under the First Lien Credit Agreement (as defined in the Purchase Agreement). In connection with the transactions contemplated by the Purchase Agreement, the original lenders to the Company under the First Lien Credit Agreement, as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 23, 2023, assigned and transferred the aggregate amount of outstanding indebtedness under the First Lien Credit Agreement to the Purchaser, being an affiliate of such lenders. Pursuant to the Purchase Agreement, the Company will sell substantially all of the assets (the “Transferred Assets”), of the Company’s software and services business marketed under the name “Spresso” (the “Spresso Business”), pursuant to a private sale (the “Private Sale”) conducted under Section 363 of the Bankruptcy Code. The Spresso Business consists of proprietary software licensed to customers to drive and optimize their e-commerce business. The Transferred Assets include, but are not limited to, all assets and rights of the Company and its subsidiaries under the executory contracts specified in the Purchase Agreement (the “Transferred Contracts”), certain tangible personal property, certain intellectual property rights, and books and records. The Purchase Agreement provides for aggregate consideration in the form of (i) the Purchaser’s assumption of certain Assumed Liabilities (as defined in the Purchase Agreement), including, but not limited to, liabilities arising out of or relating to the Transferred Contracts and Transferred Assets, at or following the closing and (ii) payment to Seller, as a credit bid pursuant to Section 363(k) of the Bankruptcy Code against the aggregate amount of outstanding indebtedness of the First Lien Credit Agreement as of the closing, of an amount equal to $26,250,000.

Pursuant to the Purchase Agreement, the parties have made customary representations and warranties and agreed to various customary covenants, in each case, under the circumstances and that are subject to certain limitations. The consummation of the transaction is subject to customary closing conditions which include, but are not limited to, (i) entry of an order approving the Purchase Agreement by the Bankruptcy Court and (ii) that at least 66% of the full-time Company employees who receive offers of employment from Purchaser accept such offers.

The sale is subject to the approval of the Bankruptcy Court, and the sale hearing is expected to be held in late April 2023.

There can be no assurance that the Company’s efforts to consummate the Private Sale will be successful. Furthermore, even if the Company were to complete the Private Sale, the proceeds of any such transaction are likely to be insufficient to allow the Company to pay its creditors in full. In any event, the Company does not anticipate that its stockholders will receive any return on their shares.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Purchase Agreement has been filed with this Current Report on Form 8-K to provide investors and security holders with information regarding the Purchase Agreement’s terms. The foregoing description of the Purchase Agreement is not intended to provide any other factual information about the Purchaser. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific dates referenced therein, were solely for the benefit of the parties to the Purchase Agreement and may be subject to important limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries. Moreover, information concerning the subject matter of such representations, warranties and covenants may change after the date of the Purchase Agreement containing them, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws, about the Company that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “expect,” “may,” “will,” “could,” “anticipate,” or “believes” or the negative of these words or other similar terms or expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the completion of the sale of Transferred Assets to the Purchaser, statements about the Company’s plans to sell its assets pursuant to Chapter 11 of the Bankruptcy Code and the timing of such sales and ability to satisfy closing conditions, the Company’s intention to continue operations during the Chapter 11 Cases, the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders, and other statements regarding the Company’s strategy and future operations, performance and prospects among others. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause its actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including the ability of the Company to meet the closing conditions and successfully consummate the Purchase Agreement, the Bankruptcy Court’s approval of the terms and conditions of, and the transactions contemplated by, the Purchase Agreement and the important factors discussed in the sections entitled “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and in the Company’s other filings with the SEC. The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Current Report on Form 8-K, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and its statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit number	Description

10.1*	Asset Purchase Agreement, dated April 5, 2023, by and between Boxed, Inc. and Spresso, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(a)(5) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boxed, Inc.

Date: April 11, 2023	By:	/s/ Mark Zimowski
	Name:	Mark Zimowski
	Title:	Chief Financial Officer